UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

STRIVE, INC.

(Exact name of Company as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct, Suite 1400, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(855) 427-7360

(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, par value $0.001 per share	SATA	The Nasdaq Global Market

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 15, 2026, Strive, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Cantor Fitzgerald & Co., as the joint book-running managers and representatives of the several underwriters (the “Underwriters”), relating to the issuance and sale in an underwritten offering (the “Offering”) of 7,000,000 shares (the “Shares”) of the Company’s 15.00% Series A Perpetual SATS Preferred Stock, $0.001 par value per share (the “SATS Stock”), an upsize of 2,000,000 shares over the amount previously announced, at a public offering price of $90 per share. The issuance and sale of the SATS Stock is scheduled to settle on October 20, 2026, subject to customary closing conditions. Certain terms of the SATS Stock are described in more detail in the Company’s press release announcing the pricing of the Offering, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The Company estimates that the gross proceeds from the Offering will be approximately $630 million, before deducting the underwriting discounts and commissions and the Company’s estimated offering expenses. The Company intends to use the net proceeds from the Offering for general corporate purposes, including, among other things, the acquisition of bitcoin and bitcoin-related products and for working capital, the purchase of income generating assets to grow the Company’s business, other capital expenditures, and/or repurchases of shares of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), or its Variable Rate Series A Perpetual Preferred Stock, par value $0.001 per share (the “SATA Stock”). The Company may also use such proceeds to fund acquisitions of businesses, assets or technologies that complement the Company’s current business.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions.

The Offering is being made pursuant to an effective shelf registration statement on Form S-3ASR (Registration No. 333-290252) on file with the Securities and Exchange Commission (the “SEC”). The Offering will be made only by means of a prospectus supplement and an accompanying prospectus.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On October 15, 2026, the Company issued a press release relating to the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the press release attached hereto may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding the outlook and expectations of Strive and its subsidiaries, the strategic benefits and financial benefits of the merger transaction with Semler Scientific, Inc. (the “merger transaction”), including the expected impact of the merger transaction on Strive’s future financial performance, the ability to successfully integrate the combined businesses, the estimated proceeds of the offering, the anticipated timing of settlement, the anticipated use of any proceeds from the offering and the terms of the securities being offered. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive and its respective management team about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:

•	the outcome of any legal proceedings that may be instituted against Strive or its subsidiaries;

•	the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•	the diversion of management’s attention from ongoing business operations and opportunities;

•	dilution caused by Strive’s issuance of additional shares of its SATS Stock, Class A Common Stock or SATA Stock;

•	potential adverse reactions of Strive’s clients and customers or changes to business or employee relationships, including those resulting from the completion of the merger transaction; and

•	other factors that may affect future results of Strive or the future trading performance of its SATS Stock, Class A Common Stock or SATA Stock.

These factors are not necessarily all of the factors that could cause Strive’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s results.

Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive with the SEC.

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained herein and the press release attached hereto speak only as of the date hereof, and Strive undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

No Offer or Solicitation

Neither this Current Report on Form 8-K nor the press release attached hereto is intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 15, 2026, by and between the Company, Barclays Capital Inc. and Cantor Fitzgerald & Co., as the representatives of the several underwriters with respect to the Offering.
99.1	Press Release of Strive, Inc. dated October 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2026	Strive, Inc.

/s/ Matthew Cole
Name: Matthew Cole
Title: Chief Executive Officer